PROJECT DESCRIPTION	The AFL-CIO Housing Investment Trust (HIT) is helping to finance the $33.1 million “tenant in place” substantial rehabilitation of Wilder Square in St. Paul, MN. The project’s renovation will include increasing the number of units to 136 units, all of which will remain affordable, and the modification of some units to meet American with Disabilities Act requirements. Additional renovations include improvements to insulation, roofing, HVAC, electrical systems and plumbing, and upgrading to energy efficient appliances.

HIT ROLE	The HIT is providing $11.5 million in financing through a construction and bridge loan. The HIT also made a forward commitment to purchase a $11.4 million Fannie Mae mortgage security backed by the permanent loan for the project. Wilder Square is the 67th project financed by the HIT in the Twin Cities and the 97th project in Minnesota.

SOCIAL IMPACT	In addition to creating the union construction work and other economic benefits outlined below, Wilder Square features 90 Section 8 units and 46 units restricted to tenants earning below 50% to 80% of Area Median Income. Furthermore, seven of the Section 8 units are reserved for High Priority Homeless individuals which will also receive supportive services. Residents will also benefit from the project’s proximity to public transit, including a Light Rail Transit stop, healthcare, shopping, employment opportunities, libraries and parks.

ECONOMIC IMPACT OF INVESTMENT*

HIT Investment $22.9 Million	Total Development Cost $33.1 Million	136 New Units of Housing (100% affordable)	157,100 Hours of Union Construction Work Generated	$5.9 Million Tax revenue generated	$39.7 Million Total economic benefit

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT subsidiary Building America CDE, Inc. project data. The data is current as of May 1, 2021. Economic impact data is in 2021 dollars and all other figures are nominal.

PROJECT PROFILE | Wilder Square –St. Paul, MN

“HIT’s commitment to Wilder Square will generate much needed affordable housing in St. Paul. HIT investments continue to help with pandemic recovery by delivering quality living and quality jobs for the community.”

— Don Mullin, Executive Secretary Saint Paul Building and Construction Trades Council

ABOUT THE HIT	The HIT is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government- and agency- insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a 35+ year track record demonstrating the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to achieve the collateral benefits of creating jobs for union members in the construction trades and related industries and building affordable and workforce housing. More information is available on the HIT’s website, www.aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

5/2021

1227 25th Street, NW Suite 500 | Washington, DC 20037 | 202.331.8055 www.aflcio-hit.com